UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 6, 2023, Dell Technologies Inc. (the “Company”) announced to its employees reorganizations and actions to align its investments more closely with its previously discussed strategic and customer priorities. These actions will result in a reduction of approximately 5% of the Company’s workforce as the Company continues to take prudent steps in light of a challenging global economic environment. The Company expects to recognize expenses associated with these actions in the fourth fiscal quarter of fiscal 2023.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 7.01 and in Exhibit 99.1 to this current report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Cautionary Statement Regarding Forward Looking Statements

This current report contains forward-looking statements, including, but not limited to, statements regarding the Company’s workforce reduction and the expenses the Company will recognize as a result of the actions described above. The expectations expressed or implied in these forward-looking statements may not turn out to be correct. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s reports filed with the SEC, including the Company’s annual report on Form 10-K for the fiscal year ended January 28, 2022, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following are herewith filed as exhibits to this report:

Exhibit Number	Description

99.1	Communication to employees dated February 6, 2023.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2023	Dell Technologies Inc.

	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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